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                                                                  EXHIBIT 10.10

                        SALARY CONTINUATION AGREEMENT

     THIS AGREEMENT made as of April 29, 1996 by and between B. Clyde Preslar (Preslar) and Lance, Inc. (Lance).

                             STATEMENT OF PURPOSE

     In connection with Preslar's employment by Lance as its Vice President and Chief Financial Officer, he has relocated to Charlotte, North Carolina. Preslar and Lance have agreed that in the event that Preslar is terminated without cause, Preslar shall receive salary continuation payments as provided in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

     1. Salary Continuation. In the event that Preslar's employment with Lance is terminated without cause by Lance, Preslar's base salary in effect at the date of such termination shall be continued for a period of 18 months. Such salary continuation benefit shall be in lieu of payments or benefits under any other Lance plan or policy with respect to salary continuation or severance pay.

     2. Miscellaneous. This Agreement shall be binding upon the parties hereto, their heirs and assigns; this Agreement may not be amended or modified except by written amendment signed by the parties hereto and this Agreement shall be construed and interpreted under the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             /s/ B. Clyde Preslar
                                             ---------------------------------
                                             B. Clyde Preslar


                                             LANCE, INC.


                                             By /s/ Paul A. Stroup, III
                                                ------------------------------
                                                    President